EXHIBIT 99.2


                              THE COCA-COLA COMPANY

                        1989 RESTRICTED STOCK AWARD PLAN

                              STOCK AWARD AGREEMENT


     The Coca-Cola Company (the "Company") hereby awards to the employee named below (the "Recipient") the number of shares of Common Stock, $.25 par value, of the Company (the "Shares"), in accordance with and subject to the terms, conditions and restrictions of this Agreement together with the provisions of the 1989 Restricted Stock Award Plan (the "Plan") of the Company, which Plan is incorporated herein by reference:

         Name and Address of Recipient:  E. Neville Isdell
                                         Atlanta, GA

         Number of Shares Awarded:       140,000

         Award Date:                     July 22, 2004

         Acceptance Date:                September 14, 2004

         Delivery Date:                  The date which is six months following
                                         the Recipient's Retirement, provided
                                         that the Retirement is on or after
                                         June 1, 2008 and all other conditions
                                         in this Agreement are satisfied.

     1. The Shares awarded hereby shall be issued in the name of the Recipient, and delivered to the Recipient (or the executor or administrator of the Recipient's estate) as soon as administratively feasible following the date on which the shares cease to be subject to risk of forfeiture pursuant to the terms of the Plan and this Agreement (the "Delivery Date"), subject to the following terms and conditions:

     (a) Except as provided in the Plan for death, Disability, or Change in Control, the Shares shall only be delivered on the Delivery Date if all of the following conditions are met: i) the Recipient is continuously employed by the Company or an affiliate of the Company, as such term is defined in the Plan (an "Affiliate") from the Award Date until the date of his Retirement, ii) the date of his Retirement is on or after June 1, 2008, iii) between the date of his Retirement and the Delivery Date, Recipient provides transition services

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          (with or without compensation) as reasonably requested by the Company, and iv) until the Delivery Date, the Recipient does not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Compensation Committee of the Board of Directors, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company.

     (b) The Shares shall be forfeited and transferred back to and become property of the Company if, in the determination of the Compensation Committee of the Board of Directors: i) any of the conditions set forth in Subsection 1(a) above are not satisfied, ii) Recipient ceases to be continuously employed (except due to death or Disability as provided in the Plan) prior to June 1, 2008, iii) Recipient is terminated for Cause, or iv) Recipient attempts to dispose of any of the Shares in violation of the provisions of this Agreement.

     (c) Until the Delivery Date, such Shares shall not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of (the restrictions on disposition of the Shares set forth in this subparagraph 1(c) are hereinafter referred to as the "Restrictions").

     (d) Until the Delivery Date, the Shares shall have been legended to describe the Restrictions contained in this Agreement and any other restrictions required by law or by action of the Committee.

     (e) The Recipient shall, simultaneously with acceptance of this Agreement, deposit with the Company stock powers or other instruments of transfer, appropriately endorsed in blank, corresponding to each of the Shares.

     (f) Except for the Restrictions, from the Award Date, the Recipient shall, with respect to the Shares, have all the rights of a stockholder of the Company, including the right to vote the Shares and to receive all dividends and other distributions paid with respect to the Shares. In the event that the Shares, as a result of a stock split or stock dividend or combination of shares or any other change or exchange for other securities, by reclassification, reorganization or otherwise, are increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, the number of Shares shall be adjusted to reflect such change in such manner as the Board or the Committee may deem appropriate. If any such adjustment shall result in a fractional share, such fraction shall be disregarded.

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     (g)  Definitions. For purposes of determining "Disability," the definition of "Disability" as contained in Section 5(a) of the Plan is replaced with the following definition:

             "Disability" shall mean a condition for which a Participant becomes eligible for and receives a disability benefit under the long term disability insurance policy issued to the Company providing Basic Long Term Disability Insurance benefits pursuant to The Coca-Cola Company Health and Welfare Benefits Plan, or under any other long term disability plan which hereafter may be maintained by the Company.

          The term "Retires" or "Retirement," as used herein, shall mean the Recipient's retirement as defined under The Coca-Cola Company Employee Retirement Plan (whether or not Recipient is a participant in such plan), provided that Recipient retires with the consent of the Board of Directors of the Company.

          "Cause" shall mean termination of employment by the Company or a Related Company which is based on a violation of the Company's Code of Business Conduct or any other policy of the Company or its Related Company, or for gross misconduct.

     (h) The Company may require Recipient to sign a noncompetition and/or nondisclosure agreement as a condition of release of restrictions.

     (i) In recognition of the fact that Recipient was not a United States tax resident prior to accepting the position of Chairman and Chief Executive Officer and that Recipient will incur incremental income taxes on income not related to his current position with the Company ("Outside Income") solely due to his employment in the United States, should any of the Shares be forfeited under the terms of this Agreement, other than if Recipient is terminated for Cause, the Company agrees to pay Recipient a cash payment, less all applicable taxes (the "Cash Payment"). The Cash Payment will be equal to the incremental amount of U.S. and Georgia income taxes, grossed up, that Recipient paid on his Outside Income in excess of what Recipient would have paid had Recipient remained a tax resident of Barbados under the same facts and circumstances as prior to employment with the Company, as determined by the accounting firm providing tax preparation services for the Company's expatriates. The Cash Payment shall be offset by any dividends on the Shares received by Recipient through the date of forfeiture and by the value of any portion of the Shares that are released to the Recipient. In no event shall this Cash Payment exceed the

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          amount that the Company accrues for the Shares for accounting purposes during the period that Recipient is actively employed as Chairman and Chief Executive Officer. Incremental taxes will be calculated beginning as of the date Recipient becomes a United
          States tax resident and ending as of the earlier of i) the date he ceases to be a U.S. tax resident or ii) the date he ceases active employment with the Company. The Cash Payment shall not take into account any taxes paid on wages, incentives or any other compensation paid or granted by the Company to the Recipient while Recipient is Chairman and Chief Executive Officer. All taxes arising from his compensation as Chairman and Chief Executive Officer and the Cash Payment are solely the responsibility of Recipient.


     2. Taxes.

     (a) The Company or a Related Company will assess the requirements regarding federal, state and/or local, social insurance, and payroll tax withholding obligations (the "Taxes") in connection with the Shares awarded under this Agreement, including the presentation of this Agreement, the Recipient's acceptance of this Agreement, the release of the Shares, any dividends paid under this Agreement, or the subsequent disposition or transfer of the Shares (the "Potential Tax Events"). The Recipient acknowledges that these requirements may change from time to time as laws or interpretations change.

     (b) The Recipient shall, on any applicable date corresponding to the Potential Tax Events, pay to the Company, or make arrangements satisfactory to the Company, regarding payment of, all Taxes. The Company may require satisfaction of any withholding taxes by retention of Shares or the delivery of already owned shares of common stock of the Company in accordance with the procedures determined by the Director, Executive Compensation. The Company and its Related Companies shall have the right to deduct from any payment of any kind otherwise due to such Recipient (including his wages) any Taxes with respect to the Shares, if any such obligation has not been made by such Recipient.

     (c) Irrespective of the Company or a Related Company's action or inaction with respect to the Taxes, the Recipient hereby acknowledges and agrees that the ultimate liability for any and all Taxes is and remains the responsibility and liability of the Recipient or the Recipient's estate. Recipient acknowledges that the Company and any Related Company (i) make no representations or undertaking regarding the treatment of any

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          Taxes in connection with any Potential Tax Events; and (ii) do not commit to structure the terms of the award or any aspect of the transfer of the Shares to reduce or eliminate the Recipient's liability for Taxes.


     3. Each notice relating to this award shall be in writing. All notices to the Company shall be addressed to the Secretary, The Coca-Cola Company, One Coca-Cola Plaza, N.W., Atlanta, Georgia 30313. All notices to the Recipient shall be addressed to the address of the Recipient specified on the face page of this Agreement. Either the Company or the Recipient may designate a different address by written notice to the other. Written notice to said addresses shall be effective to bind the Company, the Recipient and the Recipient's successors and assigns.

     4. The Recipient hereby agrees that (a) any rule, regulation or determination regarding the Plan, any interpretation, amendment or modification of the Plan by the Committee, and the award of Shares made hereunder and thereunder shall be final and conclusive for all purposes and on all persons including the Company and the Recipient; provided, however, that with respect to any amendment or modification of the Plan which affects the award of Shares made hereby, the Committee shall have determined that such amendment or modification is in the best interests of the recipient of such award; and (b) the award of Shares shall not affect in any way the right of the Company or an Affiliate to terminate the employment of the Recipient.

     5. When the delivery or transfer of any of the Shares may in the opinion of the Company conflict or be inconsistent with any applicable law or regulation of any governmental agency having jurisdiction, the Company reserves the right to refuse to deliver or transfer any of the Shares.

     6. Personal Data. The Recipient understands that his or her employer, the Company or a Related Company hold certain personal information about the Recipient, including but not limited to his or her name, home address, telephone number, date of birth, social security number, salary, nationality, job title, and details of all Shares awarded, cancelled, vested, unvested, or outstanding (the "personal data"). Certain personal data may also constitute "sensitive personal data" within the meaning of applicable local law. Such data include but are not limited to the information provided above and any changes thereto and other appropriate personal and financial data about the Recipient. The Recipient hereby provides explicit consent to the Company and any Related Company to process any such personal data and sensitive personal data. The Recipient also hereby provides explicit consent to the Company and any Related Company to transfer any such personal data and sensitive personal data outside the country in which the Recipient is employed, and to the United States. The legal persons for whom such personal data are intended are the

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Company and any broker company providing services to the Company in connection with the administration of the Plan. The Recipient has been informed of his or her right of access and correction to his or her personal data by applying to the person identified in paragraph 2.

     7. Additional consents. The Recipient consents and acknowledges that:

     (a) the Plan is discretionary in nature and the Company can amend, cancel or terminate it at any time;

     (b) these awards and any other awards under the Plan are voluntary and occasional and do not create any contractual or other right to receive future awards or benefits in lieu of any awards, even if similar awards have been granted repeatedly in the past;

     (c)  participation in this program is voluntary;

     (d) the value of the Shares and this award is an extraordinary item of compensation;

     (e) the Shares, this award, or any income derived therefrom are a potential bonus payment not paid in lieu of any cash salary compensation and not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, life or accident insurance benefits, pension or retirement benefits or similar payments;

     (f) the future value of the Shares is unknown and cannot be predicted with certainty;

     (g) participation in the Plan or this Agreement shall not create a right to further employment with the Recipient's employer and shall not interfere with the ability of the Recipient's employer to terminate the Recipient's employment relationship at any time, with or without cause; and

     (h) The Plan and the Agreement set forth the entire understanding between the Recipient, the Company, and any Related Company regarding the

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          acquisition of the Shares and supercedes all prior oral and written agreements pertaining to this award.


     8. This Agreement has been made in and shall be construed under and in accordance with the laws of the State of Georgia.

                                     THE COCA-COLA COMPANY

                                     BY:   THE COMPENSATION COMMITTEE

                                           /s/ Patricia M. O'Neil


                                           Authorized Signature

     I have read the above Agreement and hereby accept the above award of the Shares in accordance with and subject to the terms and conditions of such Agreement and the Plan with which I am familiar and I agree to be bound thereby and by the actions of the Committee.


September 14, 2004                  /s/ E. Neville Isdell
----------------------              ------------------------------------------
    Date Accepted                   Recipient


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                                 STOCK POWER


FOR VALUE RECEIVED,              , hereby sells, assigns and transfers unto
The Coca-Cola Company, a Delaware corporation (FEIN 58-628465),         shares
of the Common Stock of The Coca-Cola Company (the "Company") standing in my name on the books of the Company represented by Certificate(s) No(s)._______________ herewith, and do hereby irrevocably constitute and appoint any officer or any duly authorized representative of the Company attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.



Dated:
       ------------------------

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